 Execution Version

EQUITY REPURCHASE WAIVER AGREEMENT

This EQUITY REPURCHASE WAIVER AGREEMENT (this “Agreement”) is dated as of March 20, 2009, and is entered into by and among Encompass Parts Distribution, Inc., a Delaware corporation, as issuer (the “Issuer”), any Subsidiary of Parent (as defined below) from time to time party to that certain Amended and Restated Note Purchase Agreement dated as of August 1, 2008, as amended (the “Note Purchase Agreement”), Encompass Group Affiliates, a Florida corporation (the “Parent”), SpectruCell, Inc., a Delaware corporation (“SpectruCell”), Hudson Street Investments, Inc., a Delaware corporation (“Hudson Street”), Cyber-Test, Inc., a Delaware corporation (“Cyber-Test”), Vance Baldwin, Inc., a Florida corporation (“Vance Baldwin”), and Tritronics, Inc. (“Tritronics”), a Maryland corporation, as guarantors (the Issuer, Parent, SpectruCell, Hudson Street, Cyber-Test, Vance Baldwin, Tritronics and any subsidiary of Parent that executes a counterpart or joinder to the Note Purchase Agreement together being referred to as the “Note Parties”, and each such Person, a “Note Party”), Sankaty Advisors, LLC, as First Lien Collateral Agent for the Senior Note Purchasers and Second Lien Collateral Agent for the Subordinated Note Purchasers, and each Senior Note Purchaser and Subordinated Note Purchaser listed on Schedule I and Schedule I(A) to the Note Purchase Agreement, their successors and assignees (together, the “Note Purchasers”). Capitalized terms note otherwise defined herein shall have the meanings given such terms in the Note Purchase Agreement.

RECITALS

WHEREAS, Parent desires to repurchase 3,000,000,000 shares of its publicly held common stock from YA Global Investments, L.P. for the aggregate purchase price of $300,000 (the “Repurchase”);

WHEREAS, Section 7.16 of the Note Purchase Agreement provides that no Note Party shall make any Restricted Payments, including, without limitation, any payment on account of the purchase of such Note Party’s Stock (the “Covenant”); and

WHEREAS, Issuer has requested that the Note Purchasers waive any existing and future default under the Covenant with regard to the Repurchase (the “Default”).

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Note Parties and the Note Purchasers agree as follows:

SECTION 1.	WAIVER. Each of the Note Purchasers hereby waives the Default.

SECTION 2.	NO FURTHER WAIVER. Except as expressly provided herein, this Agreement shall not be deemed to be a waiver, release or cure of, or a consent to, any default other than as set forth in Section 1.

SECTION 3.
PREPAYMENT. The Issuer agrees to make a payment, simultaneously upon the closing of the Repurchase, in the aggregate amount of $303,000 (the “Payment”). The Payment shall include (a) the prepayment of the Senior Notes in aggregate principal amount of $300,000 (the "Prepayment"), notwithstanding Section 3.2.3 of the Note Purchase Agreement requiring prepayments to be paid in increments of $250,000, and (b) the payment of the Applicable Premium in the aggregate amount of $3,000. Such Payment shall be made in accordance with Section 3.3 of the Note Purchase Agreement.  The Prepayment and Applicable Premium shall not constitute any item listed under clause (b) of the definition of “Excess Cash Flow”, including, without limitation, a prepayment of the Notes.

SECTION 4.
EXPIRATION.  The Note Parties agree to use reasonable efforts to consummate the Repurchase within thirty (30) days of the date of this Agreement.  If the Repurchase is not completed within such thirty-day (30) period, the waiver set forth in Section 1 hereof shall become null and void and the Note Purchasers shall be entitled to exercise any rights and remedies with respect to future repurchases of equity as they may have under the Note Purchase Agreement or otherwise.

SECTION 5.	MISCELLANEOUS.

(a) Modification of Agreement. This Agreement may not be modified, altered or amended except by an agreement in writing signed by all of the parties hereto.

(b) No Novation, etc. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and, except as otherwise expressly stated herein, the Note Purchase Agreement and related Note Documents remain in full force and effect.

(c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Note Purchase Agreement and related Note Documents and this Agreement express the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, whether oral or written, express or implied.

(d) Section Titles. The section titles contained in this Agreement are for convenience of reference only and are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement among the parties hereto.

(e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile  or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(f) Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the respective duly authorized officers of the undersigned and by the undersigned as of the date first written above.

THE ISSUER:	ENCOMPASS PARTS
DISTRIBUTION, INC., a Delaware corporation

	By:	/s/ John E. Donahue
Name: John E. Donahue
Title: Chief Financial Officer

SUBSIDIARIES:	ENCOMPASS PARTS DISTRIBUTION, S. DE R.L. DE C.V.

	By:	/s/ John E. Donahue
Name: John E. Donahue
Title: Chief Financial Officer

ENCOMPASS SERVICE SOLUTIONS, INC.

	By:	/s/ John E. Donahue
Name: John E. Donahue
Title: Chief Financial Officer

[Signature Page to Equity Repurchase Waiver]

GUARANTORS:	ENCOMPASS GROUP AFFILIATES, INC., a Florida
corporation

	By:	/s/ John E. Donahue
Name: John E. Donahue
Title: Chief Financial Officer

SPECTRUCELL, INC.

	By:	/s/ John E. Donahue
Name: John E. Donahue
Title: Chief Financial Officer

HUDSON STREET INVESTMENTS, INC.

	By:	/s/ John E. Donahue
Name: John E. Donahue
Title: Chief Financial Officer

CYBER-TEST, INC.

	By:	/s/ John E. Donahue
Name: John E. Donahue
Title: Chief Financial Officer

VANCE BALDWIN, INC.

	By:	/s/ John E. Donahue
Name: John E. Donahue
Title: Chief Financial Officer

TRITRONICS, INC.

	By:	/s/ John E. Donahue
Name: John E. Donahue
Title: Chief Financial Officer

[Signature Page to Equity Repurchase Waiver]

NOTE PURCHASERS:	SANKATY CREDIT OPPORTUNITIES II, L.P.

	By:	/s/ Michael Ewald
Name: Michael Ewald
Title: Managing Director

SANKATY CREDIT OPPORTUNITIES III, L.P.

	By:	/s/ Michael Ewald
Name: Michael Ewald
Title: Managing Director

SANKATY CREDIT OPPORTUNITIES IV, L.P.

	By:	/s/ Michael Ewald
Name: Michael Ewald
Title: Managing Director

-	SANKATY CREDIT OPPORTUNITIES
(OFFSHORE MASTER) IV, L.P.

	By:	/s/ Michael Ewald
Name: Michael Ewald
Title: Managing Director

RGIP, LLC

By:
Name:
Title: Managing Member

FIRST LIEN COLLATERAL AGENT:	SANKATY ADVISORS, LLC

	By:	/s/ Michael Ewald
Name: Michael Ewald
Title: Managing Director

SECOND LIEN COLLATERAL AGENT:	SANKATY ADVISORS, LLC

	By:	/s/ Michael Ewald
Name: Michael Ewald
Title: Managing Director

[Signature Page to Equity Repurchase Waiver]

NOTE PURCHASERS:		SANKATY CREDIT OPPORTUNITIES II, L.P.

By:
Name:
Title: Managing Director

SANKATY CREDIT OPPORTUNITIES III,
L.P.

By:
Name:
Title: Managing Director

SANKATY CREDIT OPPORTUNITIES IV,
L.P.

By:
Name:
Title: Managing Director

SANKATY CREDIT OPPORTUNITIES
(OFFSHORE MASTER) IV, L.P.

By:
Name:
Title: Managing Director

RGIP, LLC

	By:	/s/ Alfred O. Rose
Name: Alfred O. Rose
Title: Managing Member

FIRST LIEN COLLATERAL AGENT:		SANKATY ADVISORS, LLC

By:
Name:
Title: Managing Director

SECOND LIEN COLLATERAL AGENT:		SANKATY ADVISORS, LLC

By:
Name:
Title: Managing Director

[Signature Page to Equity Repurchase Waiver]